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                                                                   Exhibit 10.11

                                     WARRANT

This Warrant has not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of such Act and applicable laws or some other exemption from the registration requirements of such Act and applicable laws is available with respect thereto.


                                 VISTACARE, INC.

                      Class A Common Stock Purchase Warrant
                                Warrant No. CS-1
                            Void after July 26, 2009


         1. Issuance. This Warrant is issued to Bessemer Venture Partners III L.P. by VistaCare, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

         2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the Holder"), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 7702 East Doubletree Branch Road, Scottsdale, Arizona 85258, or such other office as the Company shall notify the Holder of in writing, from and after the date hereof and on or before July 26, 2009, to purchase from the Company, at a purchase price per share equal to $.01 (the "Purchase Price"), 50,000 fully paid and nonassessable shares of Class A Common Stock, $.01 par value per share, of the Company (the "Common Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

         3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check; (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus
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accrued interest to the date of surrender; or (iii) by any combination of the foregoing.

         4. Net Issuance Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issuance election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                         A

where    X =      the number of shares to be issued to the Holder pursuant to this Section 4.

         Y = the number of shares covered by this Warrant in respect of which the net issuance election is made pursuant to this
                  Section 4.

         A = fair market value of one share of Common Stock, as determined in good faith by the Board of Directors of the Company (the "Board"), at the time the net issuance election is made pursuant to this Section 4.

         B = the Purchase Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

         5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

         6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holders of record of the shares represented thereby as at the close of
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business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

         7. Expiration Date. This Warrant shall expire at the close of business on July 26, 2009, and shall be void thereafter.

         8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         9. Subdivisions, Split-ups, Combinations and Stock Dividends. If after the Original Issue Date (as defined in Section 14 hereof) the Company shall subdivide the Common Stock, by split up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

         10. Mergers and Reclassifications. If after the Original Issue Date (as defined in Section 14 hereof) there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger
(i) in which the stockholders of the Company immediately before such transaction hold immediately after such transaction stock representing in excess of 50% of the voting power of the surviving or resulting entity and (ii) which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or
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substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by holders of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

         11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 11, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

         12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's Chief Financial Officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         13. Notices of Record Date, Etc. In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,
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         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         14. Other Agreements. This Warrant is being issued by the Company on December 27, 1999 (the "Original Issue Date") pursuant to a Stock Purchase Agreement, dated as of December 23, 1999, among the Company and the other parties thereto.

         15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

         16. Warrant Register; Transfers, Etc.

         A. The Company will maintain a register containing the name and address of the Holder. The Holder may change his or its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at his or its address as shown on the warrant register.

         B. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the Shares purchasable hereunder. Upon surrender of this Warrant to the Company,
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together with the assignment hereof properly endorsed, for transfer of this
Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

         C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

         17. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or By-laws or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

         18. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

         19. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of each of the Holder's successors, legal representatives and permitted assigns.
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Dated:  December 27, 1999                VISTACARE, INC.


(Corporate Seal)                         By: /s/ Barry M. Smith
                                             ----------------------------------

Attest:                                  Name: Barry M. Smith
                                               --------------------------------

 /s/ David Daucher                       Title: President
-------------------------                       -------------------------------
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                                  Subscription


To:___________    Date:___________


         The undersigned hereby subscribes for $____worth of shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



                                                Signature

                                                -------------------------------
                                                Name for Registration

                                                -------------------------------
                                                Mailing Address



                          Net Issuance Election Notice


To:___________    Date:___________

         The undersigned hereby elects under Section 4 to surrender the right to purchase ____shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below:


                                                Signature

                                                -------------------------------
                                                Name for Registration

                                                -------------------------------
                                                Mailing Address
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                                   Assignment


         For value received                                     hereby sells,
                            -----------------------------------
assigns and transfers unto
                           ----------------------------------------------------

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(print or typewrite name and address of Assignee)

the within Warrant, and does hereby irrevocably constitute and appoint its attorney to transfer the within Warrant on the books of the
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within named Company with full power of substitution on the premises.

Dated:
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In the Presence of:



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